MERRILL LYNCH
GLOBAL UTILITY
FUND, INC.













FUND LOGO













Annual Report

November 30, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL UTILITY FUND, INC.



Sector
Diversification
As a Percentage of
Equities as of
November 30, 1996
(unaudited)


A pie chart depicting the following industries:

Utilities--Electric                39.9%

Telecommunications                 37.8%

Utilities--Gas                     17.7%

Utilities--Water                    4.6%

Geographical
Diversification
As a Percentage of
Equities as of
November 30, 1996
(unaudited)


A pie chart depicting the following countries:

United States                      41.2%

Europe                             35.2%

Americas (Ex-US)                   12.6%

Asia/Pacific                       11.0%




DEAR SHAREHOLDER


Investor perceptions regarding the direction of the US economy became increasingly positive over the course of the three-month period ended November 30, 1996. The impetus for the shift was the mounting evidence that inflationary pressures were still under control. This trend was underscored when the Federal Reserve Board did not tighten monetary policy at its September 24, 1996 meeting. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product (GDP) growth is slowing, labor-cost pressures are subsiding and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for containing the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

Portfolio Matters
For the quarter ended November 30, 1996, Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares provided total returns of +9.39%, +9.20%, +9.20% and +9.32%, respectively. This performance exceeded that of the Lipper Analytical Services Utility Funds Average and that of the unmanaged Financial Times/Standard & Poor's (S&P)--Actuaries World Utility Index, which had total returns of +8.16% and +8.77%, respectively, for the November quarter. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 5--8 of this report to shareholders.)

The principal factor affecting the Fund's returns during the November quarter was the performance of several non-US markets. More specifically, Europe outperformed with a total return of +15.37%, according to the Financial Times/S&P--Actuaries World Utility Index. Performance in the European region was led by France, Italy and Spain with returns of +22.85%, +22.39% and +18.07%, respectively. The second best-performing region was North America, with a return of +9.93%. The performance in this region was driven by strong Canadian and US utility markets, with total returns of +21.59% and +9.41%, respectively. The region with the weakest return was the Pacific Basin. For the November quarter, the markets with negative returns in the region were the Philippines, Japan, Singapore and Thailand. Markets in the region that showed positive results were Australia, New Zealand, Malaysia, Hong Kong and Indonesia. In terms of the Fund's net assets, our underweighting in the Pacific Basin region and our overweighting in Europe were beneficial to the Fund's total return. More specifically, the Fund was overweighted in both Australia and New Zealand as compared to the Index. Thus, country selection was an important factor for global utility investing in the three-month period ended November 30, 1996.

The three largest Fund holdings as of the end of November were Telefonica de Espana S.A., Australian Gas & Light Co., Ltd. and Generale des Eaux S.A. (For a complete listing of the Fund's top ten holdings, see page 22 of this report to shareholders.) The price performance of these three stocks during the November quarter was +17.91%, +15.43% and +27.71%, respectively. The largest non-US regional exposure in the Fund was Europe. The four largest country exposures were Italy, Spain, France and the United Kingdom (as mentioned earlier, the best-performing utility markets).

During the November quarter, we added only one new holding to the Fund's portfolio. We purchased Deutsche Telekom AG on an initial public offering of shares sold by the German government. It was an extremely large offering, raising over $10 billion. Deutsche Telekom is the largest European telephone company. The opportunity for productivity improvements exists as does improved revenue growth. The company has made investments outside of Germany, and expects to continue an international investment strategy. Currently, the company services over 43 million telephone lines in Germany.

We eliminated three holdings during the November quarter. They were:
Enersis S.A. of Chile, CESC Ltd. of India and Bell Cablemedia PLC debentures (11.95% coupon due 7/15/2004) in the United Kingdom. In addition to these three portfolio eliminations, we made numerous partial sales, primarily of US-based utility stocks. The partial reductions in some of our foreign holdings were the result of price appreciation that resulted in the stocks being too heavily weighted in the portfolio.

Fiscal Year in Review
For the 12-month period ended November 30, 1996, global utility investors fared better than domestic-only utility investors. The unmanaged Financial Times/S&P--Actuaries World Utility Index had a total return of +9.64% versus the +5.69% total return for the United States. Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares provided total returns of +17.94%, +17.07%, +17.03% and +17.45%, respectively. The 12-month total return for the Lipper Analytical Services, Inc. Utility Funds average, which includes both domestic and global utility funds, was +13.35%. Thus, total returns for all classes of Fund shares significantly outperformed both the World Utility Index and the Lipper Utility Funds average.

The best-performing region for utility investments was Europe and the worst-performing was the Pacific Basin, based on the data compiled by the Financial Times/S&P--Actuaries World Utility Index. The five best-performing utility markets for the 12 months ended November 30, 1996 were Australia, Italy, Canada, Spain and Brazil. The five worst-performing utility markets were Thailand, Mexico, Japan, Denmark and the United States. The Fund was positioned to take advantage of these returns since it was overweighted in Europe and underweighted in both the Pacific Basin and the United States relative to the Index. More notable was the fact that the Fund was positioned in the best-performing countries in the European and Pacific Basin regions. Italy and Spain combined accounted for 17.5% of the Fund's net assets as of November 30, 1996. Just 10% of the Fund's net assets was invested in the Pacific Basin, with a zero weighting in Japan and a nearly 3% weighting in Australia.

Improving fundamentals, declining interest rates, an upward trend in most stock markets around the globe and several attractively priced stock offerings led the way for the performance of the global utility sector. We made an important shift in the investment strategy of the Fund during the year. We de-emphasized US-based utility holdings in favor of foreign utility investments. Furthermore, we reduced the Fund's exposure to the domestic telecommunications sector through the elimination of one holding and the reduction of several others. The net result, including price action, was that the percentage of the Fund's net assets invested in this sector dropped from 14.4% of net assets at November 30, 1995 to 6.5% at November 30, 1996. This action is significant in that telecommunications was the worst-performing domestic utility sector for the 12-month period. The reduction in our holdings in this sector resulted from our concern over the implementation and interpretation of the 1996 Telecommunications Act. To date, our concerns have proved to be correct, in that uncertainty still exists in terms of the timing and the rules with regard to the allocation of costs and pricing of the Regional Bell Holding Companies entering the long distance market. This uncertainty has caused investors to be cautious about the group, even though valuation levels are low. As a result of this group's attractive valuation, we have underweighted the group but not eliminated it from the Fund's portfolio.

Portfolio Strategy and Outlook
We expect the flow of stock offerings in the utility sector to increase in the coming fiscal year. Several countries and governments were waiting for the sale of the mammoth Deutsche Telekom AG to take place before bringing their initial public offering or secondary issuance of shares to the market. We expect to see several transactions from emerging markets during the year, most notably from Brazil and Peru, in the electric sector. We will continue to analyze these new issues and to assess their risk/reward prospects versus existing holdings. Overall local market performance will play a significant role in the flow of new issues to the market.

On the domestic side of the Fund's portfolio, if the uncertainty begins to diminish or valuation levels move much lower, there may be an opportunity to reassess our position in the telecommunications sector. The natural gas sector, where the Fund is currently overweighted, is likely to continue to be a strong performer as more mergers between gas and electric companies are announced. In addition, the likelihood of a colder-than-normal winter coupled with low storage levels are likely to give support to the sector. The outlook for the domestic electric utilities appears to be improving. Cash flows are rising and are, for the most part, being invested in utility plant and equipment. Individual states and companies continue to release their competitive proposals. To date, it does not appear as if equity holders will bear the total burden of the transition cost of the industry moving from a monopolistic environment to a competitive one. Finally, the group has historically benefited from declining long-term interest rates. While this trend may change over the longer term, to date this still appears to be the case.

In Conclusion
We thank you for your investment in Merrill Lynch Global Utility
Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in future shareholder reports.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager




January 6, 1997




PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*

                                                                                     12 Month    3 Month
                                                11/30/96    8/31/96   11/30/95       % Change    % Change
Class A Shares                                    $15.09     $13.92     $13.52       +13.63%(1)   +8.41%
Class B Shares                                     15.05      13.88      13.47       +13.76(1)    +8.43
Class C Shares                                     15.03      13.86      13.46       +13.69(1)    +8.44
Class D Shares                                     15.10      13.93      13.55       +13.45(1)    +8.40
Class A Shares--Total Return                                                         +17.94(2)    +9.39(3)
Class B Shares--Total Return                                                         +17.07(4)    +9.20(5)
Class C Shares--Total Return                                                         +17.03(6)    +9.20(7)
Class D Shares--Total Return                                                         +17.45(8)    +9.32(9)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.245 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.527 per share ordinary income dividends and $0.245 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.406 per share ordinary income dividends and $0.245 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.101 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.409 per share ordinary income dividends and $0.245 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.100 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.491 per share ordinary income dividends and $0.245 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.121 per share ordinary income dividends.

Total Return
Based on a
$10,000
Investment


Line graphs depicting the growth of an investment in the Fund's Class A, Class B, Class C, and Class D Shares compared to the growth of an investment in the Financial Times/Standard & Poor's-- Actuaries World Index and the Financial Times/Standard & Poor's-- Actuaries World Utility Index. Beginning and ending values are:

                                             12/28/90**     11/96

ML Global Utility Fund++--
Class A Shares*                              $ 9,600        $18,612

ML Global Utility Fund++--
Class B Shares*                              $10,000        $18,521

Financial Times/Standard & Poor's--
Actuaries World Index++++                    $10,000        $20,272

Financial Times/Standard & Poor's--
Actuaries World Utility Index++++++          $10,000        $18,603




                                             10/21/94**     11/96

ML Global Utility Fund++--
Class C Shares*                              $10,000        $13,186

ML Global Utility Fund++--
Class D Shares*                              $ 9,600        $12,807

Financial Times/Standard & Poor's--
Actuaries World Index++++                    $10,000        $13,250

Financial Times/Standard & Poor's--
Actuaries World Utility Index++++++          $10,000        $12,331

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Global Utility Fund, Inc. invests at least 65% of its total assets in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt securities issued by domestic and foreign companies in the utilities industries.
  ++++This unmanaged market capitalization-weighted Index is comprised of nearly 2,200 equities from 24 countries in 12 regions, including the United States.
++++++This unmanaged market capitilization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial Times/Standard & Poor's--Actuaries World Index.

      Past perfomance is not predictive of future performance.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +10.82%         +6.39%
Five Years Ended 9/30/96                  +10.78          +9.88
Inception (12/28/90)
through 9/30/96                           +10.74          +9.95

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                        +10.07%         +6.07%
Five Years Ended 9/30/96                  + 9.92          +9.92
Inception (12/28/90)
through 9/30/96                           + 9.89          +9.89

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                        + 9.94%        + 8.94%
Inception (10/21/94)
through 9/30/96                           +10.99         +10.99

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +10.42%         +6.00%
Inception (10/21/94)
through 9/30/96                           +11.63          +9.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Performance
Summary-
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.93                --                  $0.508           +14.74
1992                       10.93       11.40              $0.012                 0.469           + 8.97
1993                       11.40       13.67               0.027                 0.424           +24.13
1994                       13.67       11.83                --                   0.480           -10.00
1995                       11.83       13.86               0.245                 0.483           +23.74
1/1/96--11/30/96           13.86       15.09                --                   0.410           +12.05
                                                          ------                ------
                                                    Total $0.284          Total $2.774

                                                         Cumulative total return as of 11/30/96: +93.87%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (concluded)


Performance
Summary-
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.92                --                  $0.435           +13.84
1992                       10.92       11.38              $0.012                 0.391           + 8.12
1993                       11.38       13.63               0.027                 0.337           +23.17
1994                       13.63       11.81                --                   0.379           -10.62
1995                       11.81       13.83               0.245                 0.380           +22.73
1/1/96--11/30/96           13.83       15.05                --                   0.316           +11.26
                                                          ------                ------
                                                    Total $0.284          Total $2.238

                                                         Cumulative total return as of 11/30/96: +85.21%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94        $12.34      $11.81                --                  $0.117           - 3.35%
1995                       11.81       13.82              $0.245                 0.383           +22.67
1/1/96--11/30/96           13.82       15.03                --                   0.318           +11.22
                                                          ------                ------
                                                    Total $0.245          Total $0.818

                                                         Cumulative total return as of 11/30/96: +31.86%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94        $12.37      $11.84                --                  $0.124           - 3.29%
1995                       11.84       13.90              $0.245                 0.445           +23.62
1/1/96--11/30/96           13.90       15.10                --                   0.382           +11.58
                                                          ------                ------
                                                    Total $0.245          Total $0.951

                                                         Cumulative total return as of 11/30/96: +33.39%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                     Shares                                                                Value     Percent of
COUNTRY      Industries               Held         Common Stocks & Warrants                Cost          (Note 1a)   Net Assets
Argentina    Telecommunications      100,000    Telecom Argentina STET S.A.
                                                (ADR) (b)                              $  3,770,294     $  3,937,500    1.0%
                                     200,000    Telefonica de Argentina S.A.
                                                (ADR) (b)                                 4,140,594        5,100,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          7,910,888        9,037,500    2.3

             Utilities--Electric       6,600    Central Costanera S.A. (ADR) (b)++++        158,400          204,600    0.1

                                                Total Common Stocks in Argentina          8,069,288        9,242,100    2.4


Australia    Utilities--Gas        2,000,000    Australian Gas & Light Co., Ltd.          5,280,752       11,144,950    2.9

                                                Total Common Stocks in Australia          5,280,752       11,144,950    2.9


Austria      Utilities--Gas           41,820    Energie-Versorgung Niederoesterreich
                                                AG (EVN)                                  3,050,014        6,102,373    1.6

                                                Total Common Stocks in Austria            3,050,014        6,102,373    1.6


Brazil       Telecommunications       45,000    Telecomunicacoes Brasileiras S.A.--
                                                Telebras (ADR) (b)                        2,176,897        3,408,750    0.9

                                                Total Common Stocks in Brazil             2,176,897        3,408,750    0.9


Canada       Telecommunications      140,000    BC Telecom, Inc.                          2,593,297        3,200,000    0.9

             Utilities--Electric     369,100    Nova Scotia Power Co.                     3,476,309        3,862,197    1.0

             Utilities--Gas          200,000    Transcanada Pipeline Co. Ltd.             3,147,485        3,575,000    0.9

                                                Total Common Stocks in Canada             9,217,091       10,637,197    2.8


Chile        Telecommunications       51,000    Compania de Telecomunicaciones de
                                                Chile S.A. (ADR) (b)                      3,711,460        4,851,375    1.3

             Utilities--Electric      65,000    Chilgener S.A. (ADR) (b)                  1,495,000        1,373,125    0.3
                                     156,000    Distribuidora Chilectra Metropolitana
                                                S.A. (ADR) (b)++++                        4,249,463        8,424,000    2.2
                                                                                       ------------     ------------  ------
                                                                                          5,744,463        9,797,125    2.5

                                                Total Common Stocks in Chile              9,455,923       14,648,500    3.8


Denmark      Telecommunications      160,000    Tele Danmark A/S (ADR) (b)                3,764,160        4,000,000    1.0

                                                Total Common Stocks in Denmark            3,764,160        4,000,000    1.0


France       Utilities--Water         89,715    Generale des Eaux S.A.                    9,668,083       11,054,945    2.9
                                      40,000    Lyonnaise des Eaux S.A. (f)               3,989,365        3,805,369    1.0
                                                                                       ------------     ------------  ------
                                                                                         13,657,448       14,860,314    3.9

                                                Total Common Stocks in France            13,657,448       14,860,314    3.9


Germany      Telecommunications       24,300  ++Deutsche Telekom AG                         462,162          528,673    0.2

             Utilities--Electric     140,000    Veba AG                                   4,568,890        8,190,569    2.1

                                                Total Common Stocks in Germany            5,031,052        8,719,242    2.3


Hong Kong    Utilities--Gas        1,200,000    The Hong Kong & China Gas Co., Ltd.       1,627,410        2,382,461    0.6
                                     100,000    The Hong Kong & China Gas Co., Ltd.
                                                (Warrants) (a)                                    0           63,054    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,627,410        2,445,515    0.6

                                                Total Common Stocks & Warrants
                                                in Hong Kong                              1,627,410        2,445,515    0.6


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
                                     Shares                                                                Value     Percent of
COUNTRY      Industries               Held         Common Stocks & Warrants                Cost          (Note 1a)   Net Assets
Indonesia    Telecommunications        5,500    PT Indonesian Satellite Corp.
                                                (Indosat) (ADR) (b)                    $    176,275     $    151,938    0.0%
                                      29,600    PT Telekomunikasi Indonesia
                                                (Persero) (ADR) (b)                         532,800          973,100    0.3
                                                                                       ------------     ------------  ------
                                                                                            709,075        1,125,038    0.3

                                                Total Common Stocks in Indonesia            709,075        1,125,038    0.3


Italy        Telecommunications    2,891,700    Societa Finanziara Telefonica S.p.A.
                                                (STET)                                    5,447,174        8,890,905    2.3
                                   3,900,000    Telecom Italia Mobile S.p.A.              2,605,057        9,173,413    2.4
                                   3,700,000    Telecom Italia S.p.A                      3,497,148        8,715,188    2.3
                                                                                       ------------     ------------  ------
                                                                                         11,549,379       26,779,506    7.0

             Utilities--Gas        1,786,300    Italgas Torino S.p.A.                     5,169,953        7,425,091    1.9

                                                Total Common Stocks in Italy             16,719,332       34,204,597    8.9


Korea        Utilities--Electric     114,200    Korea Electric Power Corp. (KEPCO)
                                                (ADR) (b)                                 2,298,275        2,012,775    0.5

                                                Total Common Stocks in Korea              2,298,275        2,012,775    0.5


Malaysia     Telecommunications      860,000    Telekom Malaysia BHD                      6,389,867        7,829,012    2.0

                                                Total Common Stocks in Malaysia           6,389,867        7,829,012    2.0


Mexico       Telecommunications      105,000    Telefonos de Mexico, S.A. de C.V.
                                                (ADR) (b)                                 5,594,445        3,189,375    0.8

                                                Total Common Stocks in Mexico             5,594,445        3,189,375    0.8


New          Telecommunications       89,000    Telecom Corporation of New Zealand
Zealand                                         Ltd. (ADR) (b)                            3,564,658        7,487,125    2.0

                                                Total Common Stocks in New Zealand        3,564,658        7,487,125    2.0


Peru         Telecommunications      195,000    Telefonica del Peru (ADR) (b)             3,997,500        3,778,125    1.0

                                                Total Common Stocks in Peru               3,997,500        3,778,125    1.0


Philippines  Telecommunications       94,000    Philippine Long Distance Telephone
                                                Co. (ADR) (b)                             4,077,062        5,405,000    1.4

             Utilities---Electric     74,100    Manila Electric Co. (MERALCO) 'B'           497,246          549,745    0.2

                                                Total Common Stocks in the
                                                Philippines                               4,574,308        5,954,745    1.6


Portugal     Telecommunications      205,740    Portugal Telecom, S.A. (ADR) (b)          4,576,844        5,452,110    1.4

                                                Total Common Stocks in Portugal           4,576,844        5,452,110    1.4


Spain        Telecommunications      537,300    Telefonica de Espana S.A.                 6,164,064       11,781,439    3.1

             Utilities--Electric     129,800    Empresa Nacional de Electricidad,
                                                S.A. (ADR) (b)                            4,566,202        8,647,925    2.3
                                      92,000    HidroElectrica Del Cantabrico, S.A.       3,107,921        3,100,525    0.8
                                     808,500    Iberdrola I S.A.                          4,998,321        9,332,207    2.4
                                                                                       ------------     ------------  ------
                                                                                         12,672,444       21,080,657    5.5

                                                Total Common Stocks in Spain             18,836,508       32,862,096    8.6


Switzerland  Utilities--Electric       4,300    Elektrowatt AG                            1,687,158        1,727,398    0.5

                                                Total Common Stocks in Switzerland        1,687,158        1,727,398    0.5


Thailand     Telecommunications       15,000  ++TelecomAsia Corporation Public
                                                Co., Ltd. PLC (ADR) (b)                     328,050          300,000    0.1

             Utilities--Electric     332,000    Electricity Generating Company of
                                                Thailand (EGCOMP)                           296,433        1,027,019    0.2

                                                Total Common Stocks in Thailand             624,483        1,327,019    0.3


United       Telecommunications      671,000    British Telecommunications PLC            4,688,465        4,246,230    1.1
Kingdom                              180,000    Vodafone Group PLC (ADR) (b)              5,355,931        7,785,000    2.0
                                                                                       ------------     ------------  ------
                                                                                         10,044,396       12,031,230    3.1

             Utilities--Electric     208,000    National Power PLC                        1,723,671        1,615,182    0.4
                                     445,000    PowerGen PLC                              3,253,482        4,341,885    1.2
                                                                                       ------------     ------------  ------
                                                                                          4,977,153        5,957,067    1.6

                                                Total Common Stocks in the
                                                United Kingdom                           15,021,549       17,988,297    4.7


United       Telecommunications       31,000    AT&T Corp.                                1,255,940        1,216,750    0.3
States                                70,000    Ameritech Corp.                           2,996,450        4,121,250    1.1
                                      91,800    BellSouth Corp.                           2,702,773        3,706,425    1.0
                                     108,000    Frontier Corp.                            2,193,480        2,835,000    0.7
                                      85,000    GTE Corp.                                 3,145,450        3,814,375    1.0
                                      10,046    Lucent Technologies, Inc. (c)               493,515          514,858    0.1
                                      62,000    NYNEX Corp.                               2,819,654        2,875,250    0.7
                                      69,900    SBC Communications, Inc.                  2,939,711        3,678,487    1.0
                                      68,000    U S West Communications Group (d)         1,895,186        2,125,000    0.6
                                                                                       ------------     ------------  ------
                                                                                         20,442,159       24,887,395    6.5

             Utilities--Electric     241,000    Allegheny Power System, Inc.              6,450,560        7,320,375    1.9
                                      87,200    Boston Edison Co.                         2,722,264        2,234,500    0.6
                                     202,962    CINergy Corp.                             4,891,811        6,799,227    1.8
                                      84,200    Consolidated Edison Co. of New York       2,991,744        2,441,800    0.6
                                     118,900    DTE Energy Co. (e)                        4,092,463        3,804,800    1.0
                                      95,250    Dominion Resources, Inc.                  3,965,452        3,631,406    1.0
                                     127,000    Duke Power Co.                            4,961,185        5,889,625    1.5
                                     283,000    Edison International                      6,379,546        5,624,625    1.5
                                     188,300    GPU, Inc. (g)                             5,864,594        6,331,587    1.6
                                     265,200    Houston Industries, Inc.                  6,491,433        5,834,400    1.5
                                     184,800    NIPSCO Industries, Inc.                   5,394,297        7,161,000    1.9
                                     159,000    New York State Electric & Gas Corp.       5,705,686        3,438,375    0.9
                                     140,500    PECO Energy Co.                           4,344,731        3,582,750    0.9
                                     323,000    PacifiCorp                                6,465,176        6,783,000    1.8
                                     192,000    Public Service Co. of Colorado            5,832,890        7,488,000    1.9
                                     304,200    Southern Co.                              5,575,899        6,768,450    1.8
                                      97,300    Western Resources Co.                     3,260,997        3,077,112    0.8
                                                                                       ------------     ------------  ------
                                                                                         85,390,728       88,211,032   23.0

             Utilities--Gas           95,100    AGL Resources Inc.                        1,781,042        2,008,987    0.5
                                     130,000    The Brooklyn Union Gas Co.                3,371,550        4,062,500    1.1
                                     226,000    The Coastal Corp.                         6,038,593       10,876,250    2.9
                                     236,000    Questar Corp.                             6,554,436        9,233,500    2.4
                                     127,300    Sonat, Inc.                               3,309,934        6,587,775    1.7
                                                                                       ------------     ------------  ------
                                                                                         21,055,555       32,769,012    8.6

             Utilities--Water         86,000    American Water Works Co., Inc.            1,617,875        1,698,500    0.4

                                                Total Common Stocks in the
                                                United States                           128,506,317      147,565,939   38.5

                                                Total Investments in Common Stocks
                                                & Warrants                              274,430,354      357,712,592   93.3


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                                     Shares                                                                Value     Percent of
COUNTRY      Industries               Held         Common Stocks & Warrants                Cost          (Note 1a)   Net Assets
Australia    Telecommuni-      US$ 7,960,000    Telstra Corp., Ltd., 6.50% due
             cations                            7/31/2003++++                          $  8,115,578     $  7,974,806    2.1%

                                                Total Fixed-Income Securities in
                                                Australia                                 8,115,578        7,974,806    2.1


Korea        Telecommunications    2,500,000    Korea Telecom, 7.40% due 12/01/1999       2,499,500        2,579,925    0.7

                                                Total Fixed-Income Securities in
                                                Korea                                     2,499,500        2,579,925    0.7


United       Telecommunications    4,000,000    Rochester Telephone Corp., 9.25% due
States                                          6/01/2000                                 4,111,200        4,370,800    1.1

             Utilities--Electric   4,000,000    Consumer Power Co., 8.875% due
                                                11/15/1999                                4,190,000        4,219,160    1.1


                                                Total Fixed-Income Securities in the
                                                United States                             8,301,200        8,589,960    2.2


                                                Total Investments in Fixed-Income
                                                Securities                               18,916,278       19,144,691    5.0


                                                   Short-Term Securities

             US Government &       6,140,000    Federal Home Loan Mortgage Corp.,
             Agency Obligations*                5.70% due 12/02/1996                      6,138,056        6,138,056    1.6

                                                Total Investments in Short-Term
                                                Securities                                6,138,056        6,138,056    1.6

             Total Investments                                                         $299,484,688      382,995,339   99.9
                                                                                       ============
             Other Assets Less Liabilities                                                                   236,953    0.1
                                                                                                        ------------  ------
             Net Assets                                                                                 $383,232,292  100.0%
                                                                                                        ============  ======

            *Certain US Government & Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
          (a)These warrants were acquired through a corporate action. Warrants entitle the Fund to purchase a predetermined number of shares of
             Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)American Depositary Receipts (ADR).
          (c)Lucent Technologies, Inc. was acquired through a spinoff of AT&T.
          (d)U S West Inc. spun off U S West Media Group and changed its name to U S West Communications Group.
          (e)Formerly Detroit Edison Co.
          (f)Formerly Lyonnaise des Eaux-Dumez S.A.
          (g)Formerly General Public Utilities Corp.
           ++Non-income producing securities.
         ++++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $16,603,000, representing 4.3% of net assets.
                                                                Acquisition                         Value
             Issue                                                Date(s)              Cost       (Note 1a)
             Central Costanera S.A. (ADR)                       12/17/1993        $   158,400   $    204,600
             Distribuidora Chilectra
             Metropolitana S.A. (ADR)                     2/12/1992-12/21/1993      4,249,463      8,424,000
             Telstra Corp., Ltd., 6.50% due 7/31/2003      7/26/1993-9/29/1993      8,115,578      7,974,806

             Total                                                                $12,523,441    $16,603,406
                                                                                  ===========    ===========

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$299,484,688) (Note 1a)                         $382,995,339
                    Cash                                                                                          49,365
                    Receivables:
                      Dividends                                                            $  1,097,642
                      Interest                                                                  339,223
                      Capital shares sold                                                        44,047        1,480,912
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          29,263
                                                                                                            ------------
                    Total assets                                                                             384,554,879
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   576,895
                      Distributor (Note 2)                                                      202,208
                      Investment adviser (Note 2)                                               181,896          960,999
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       361,588
                                                                                                            ------------
                    Total liabilities                                                                          1,322,587
                                                                                                            ------------

Net Assets:         Net assets                                                                              $383,232,292
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $    265,429
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 2,229,154
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    22,128
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    28,907
                    Paid-in capital in excess of par                                                         284,570,115
                    Undistributed investment income--net                                                       1,373,289
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                11,235,313
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         83,507,957
                                                                                                            ------------
                    Net assets                                                                              $383,232,292
                                                                                                            ============

Net Asset           Class A--Based on net assets of $40,054,901 and 2,654,294 shares
Value:                       outstanding                                                                    $      15.09
                                                                                                            ============
                    Class B--Based on net assets of $335,486,980 and 22,291,538 shares
                             outstanding                                                                    $      15.05
                                                                                                            ============
                    Class C--Based on net assets of $3,325,148 and 221,280 shares
                             outstanding                                                                    $      15.03
                                                                                                            ============
                    Class D--Based on net assets of $4,365,263 and 289,073 shares
                             outstanding                                                                    $      15.10
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1996
Investment Income   Dividends (net of $1,037,124 foreign withholding tax)                                   $ 15,939,897
(Notes 1d & 1e):    Interest and discount earned                                                               1,968,432
                                                                                                            ------------
                    Total income                                                                              17,908,329
                                                                                                            ------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)           $   2,709,344
                    Investment advisory fees (Note 2)                                         2,463,017
                    Transfer agent fees--Class B (Note 2)                                       501,379
                    Custodian fees                                                              136,543
                    Accounting services (Note 2)                                                104,641
                    Printing and shareholder reports                                            103,555
                    Registration fees (Note 1f)                                                  89,829
                    Professional fees                                                            51,887
                    Transfer agent fees--Class A (Note 2)                                        48,903
                    Account maintenance and distribution fees--Class C (Note 2)                  23,394
                    Directors' fees and expenses                                                 19,137
                    Account maintenance fees--Class D (Note 2)                                    7,906
                    Transfer agent fees--Class C (Note 2)                                         4,128
                    Transfer agent fees--Class D (Note 2)                                         3,313
                    Amortization of organization expenses (Note 1f)                               1,741
                    Pricing fees                                                                    544
                    Other                                                                        17,783
                                                                                           ------------
                    Total expenses                                                                             6,287,044
                                                                                                            ------------
                    Investment income--net                                                                    11,621,285
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       11,235,378
(Loss) on             Foreign currency transactions--net                                        (25,221)      11,210,157
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       41,383,405
(Notes 1b, 1c,        Foreign currency transactions--net                                        (14,406)      41,368,999
1e & 3):                                                                                   ------------     ------------
                    Net realized gain on investments and foreign currency
                    transactions                                                                              52,579,156
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 64,200,441
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Year Ended November 30,
                    Increase (Decrease) in Net Assets:                                          1996             1995
Operations:         Investment income--net                                                 $ 11,621,285    $  14,205,177
                    Realized gain on investments and foreign currency
                    transactions--net                                                        11,210,157        9,039,213
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   41,368,999       43,819,383
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     64,200,441       67,063,773
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,619,986)      (1,952,696)
Shareholders          Class B                                                               (10,429,834)     (12,961,394)
(Note 1g):            Class C                                                                   (83,508)         (47,650)
                      Class D                                                                   (99,132)         (39,117)
                    Realized gain on investments--net:
                      Class A                                                                  (807,670)              --
                      Class B                                                                (6,874,204)              --
                      Class C                                                                   (38,876)              --
                      Class D                                                                   (29,790)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (19,983,000)     (15,000,857)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (90,445,913)    (139,129,318)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (46,228,472)     (87,066,402)
                    Beginning of year                                                       429,460,764      516,527,166
                                                                                           ------------     ------------
                    End of year*                                                           $383,232,292     $429,460,764
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  1,373,289     $  2,009,685
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived                 Class A
                    from information provided in the financial statements.
                                                                                  For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:            1996++++     1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  13.52   $  12.08  $  13.22  $  11.23   $  10.67
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .51       .94       .40        .47
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.84       1.42     (1.57)     2.01        .57
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.34       1.93      (.63)     2.41       1.04
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.53)      (.49)     (.47)     (.41)      (.48)
                      Realized gain on investments--net                   (.24)        --      (.04)     (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.77)      (.49)     (.51)     (.42)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.09   $  13.52  $  12.08  $  13.22   $  11.23
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  17.94%     16.34%    (4.89%)   21.80%     10.05%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .84%       .91%      .86%      .82%      1.01%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               3.51%      3.73%     3.58%     3.57%      4.47%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 40,055   $ 44,775  $ 56,659  $ 81,718   $ 29,772
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   5.03%      2.92%    17.02%     8.92%     30.91%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++++                 $  .0328         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                    The following per share data and ratios have been derived                Class B
                    from information provided in the financial statements.
                                                                                  For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:            1996++++     1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  13.47   $  12.04  $  13.17  $  11.20   $  10.65
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .39        .38       .74       .33        .39
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.84       1.44     (1.46)     1.98        .57
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.23       1.82      (.72)     2.31        .96
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.41)      (.39)     (.37)     (.33)      (.41)
                      Realized gain on investments--net                   (.24)        --      (.04)     (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.65)      (.39)     (.41)     (.34)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.05   $  13.47  $  12.04  $  13.17   $  11.20
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  17.07%     15.38%    (5.60%)   20.86%      9.20%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.61%      1.68%     1.63%     1.59%      1.77%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               2.74%      2.95%     2.82%     2.81%      3.65%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $335,487   $381,098  $459,185  $596,455   $200,396
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   5.03%      2.92%    17.02%     8.92%     30.91%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++++                 $  .0328         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                                                                            Class C                         Class D
                                                                                   For the                       For the
                    The following per share data and ratios                         Period                       Period
                    have been derived from information provided     For the        Oct. 21,         For the      Oct. 21,
                    in the financial statements.                   Year Ended     1994++ to       Year Ended   1994++ to
                                                                   Nov. 30,        Nov. 30,        Nov. 30,     Nov. 30,
                    Increase (Decrease) in Net Asset Value:   1996++++   1995       1994     1996++++   1995       1994
Per Share           Net asset value, beginning of period   $  13.46   $  12.05   $  12.34  $  13.55  $  12.09   $  12.37
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .38        .39        .01       .50       .52        .02
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                 1.84       1.43       (.30)     1.79      1.40       (.30)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           2.22       1.82       (.29)     2.29      1.92       (.28)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.41)      (.41)        --      (.50)     (.46)        --
                      Realized gain on investments--net        (.24)        --         --      (.24)       --         --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.65)      (.41)        --      (.74)     (.46)        --
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  15.03   $  13.46   $  12.05  $  15.10  $  13.55   $  12.09
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       17.03%     15.38%     (2.35%)+++17.45%    16.21%     (2.26%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.66%      1.73%      1.60%*    1.07%     1.15%      1.08%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    2.65%      2.85%      3.01%*    3.30%     3.36%      3.25%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  3,325   $  2,072   $    445  $  4,365  $  1,516   $    239
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                        5.03%      2.92%     17.02%     5.03%     2.92%     17.02%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate
                    paid+++++                              $  .0328         --         --  $  .0328        --         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the year.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $25,221 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account       Distribution
                           Maintenance Fee       Fee

Class B                         0.25%           0.50%
Class C                         0.25%           0.55%
Class D                         0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD     MLPF&S

Class A                         $  610   $ 6,158
Class D                         $1,510   $15,767


For the year ended November 30, 1996, MLPF&S received contingent deferred sales charges of $754,651 and $1,659, relating to transactions in Class B Shares and Class C Shares, respectively.

In addition, MLPF&S received $5,724 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1996.

For the year ended November 30, 1996, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $164 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $20,336,925 and $115,129,275, respectively.

NOTES TO FINANCIAL STATEMENTS (concluded)



Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments             $11,235,378    $83,510,651
Foreign currency transactions         (25,221)        (2,694)
                                  -----------    -----------
Total                             $11,210,157    $83,507,957
                                  ===========    ===========

As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $83,510,651, of which $93,801,484 related to appreciated securities and $10,290,833 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $299,484,688.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $90,445,913 and $139,129,318 for the years ended November 30, 1996 and November 30, 1995, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           178,410  $   2,530,252
Shares issued to shareholders
in reinvestment of dividends
and distributions                     135,223      1,872,625
                                -------------  -------------
Total issued                          313,633      4,402,877
Shares redeemed                      (971,846)   (13,721,257)
                                -------------  -------------
Net decrease                         (658,213) $  (9,318,380)
                                =============  =============

Class A Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           165,580  $   2,080,607
Shares issued to shareholders
in reinvestment of dividends          116,128      1,460,439
                                -------------  -------------
Total issued                          281,708      3,541,046
Shares redeemed                    (1,658,669)   (20,944,113)
                                -------------  -------------
Net decrease                       (1,376,961) $ (17,403,067)
                                =============  =============



Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,480,280  $  20,727,309
Shares issued to shareholders
in reinvestment of dividends
and distributions                     975,884     13,460,853
                                -------------  -------------
Total issued                        2,456,164     34,188,162
Automatic conversion of shares       (110,150)    (1,536,242)
Shares redeemed                   (8,345,774)   (117,187,340)
                                -------------  -------------
Net decrease                       (5,999,760) $ (84,535,420)
                                =============  =============



Class B Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         1,655,159  $  20,831,069
Shares issued to shareholders
in reinvestment of dividends          796,753      9,996,426
                                -------------  -------------
Total issued                        2,451,912     30,827,495
Automatic conversion of shares        (10,704)      (138,527)
Shares redeemed                   (12,290,113)  (154,903,079)
                                -------------  -------------
Net decrease                       (9,848,905) $(124,214,111)
                                =============  =============

Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           116,923  $   1,634,417
Shares issued to shareholders
in reinvestment of dividends and
distributions                           7,871        109,069
                                -------------  -------------
Total issued                          124,794      1,743,486
Shares redeemed                       (57,428)      (802,893)
                                -------------  -------------
Net increase                           67,366  $     940,593
                                =============  =============



Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           259,375  $   3,186,034
Shares issued to shareholders
in reinvestment of dividends            3,375         43,016
                                -------------  -------------
Total issued                          262,750      3,229,050
Shares redeemed                      (145,762)    (1,797,850)
                                -------------  -------------
Net increase                          116,988  $   1,431,200
                                =============  =============



Class D Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,906,770  $  26,889,122
Automatic conversion of shares        109,766      1,536,242
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,595        106,392
                                -------------  -------------
Total issued                        2,024,131     28,531,756
Shares redeemed                    (1,846,953)   (26,064,462)
                                -------------  -------------
Net increase                          177,178  $   2,467,294
                                =============  =============



Class D Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         2,762,874  $  34,867,068
Automatic conversion of shares          9,840        138,527
Shares issued to shareholders
in reinvestment of dividends            1,912         24,419
                                -------------  -------------
Total issued                        2,774,626     35,030,014
Shares redeemed                    (2,682,472)   (33,973,354)
                                -------------  -------------
Net increase                           92,154  $   1,056,660
                                =============  =============


5. Subsequent Event:
On December 1, 1996, the Fund's Board of Directors declared an ordinary income dividend in the amount of $0.115190 per Class A Share, $0.085793 per Class B Share, $0.084346 per Class C Share, and $0.106208 per Class D Share, and a long-term capital gains distribution of $0.446232 per share for each of the four classes, payable on December 23, 1996 to shareholders on record as of December 13, 1996.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Merrill Lynch Global Utility Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
January 8, 1997
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes the distributions paid by Merrill Lynch Global Utility Fund, Inc. to all classes of shares during the fiscal year ended November 30, 1996:

                           Domestic        Domestic                                        Foreign
 Record    Payable        Qualifying    Non-Qualifying  Foreign Source       Total     Withholding Taxes
  Date       Date      Ordinary Income      Income          Income      Ordinary Income   (Per Share)
12/14/95   12/22/95         86.98%          13.02%            --              100%                --
 4/02/96    4/11/96         77.44%           5.90%          16.66%            100%          $.007765
 7/02/96    7/11/96         77.44%           5.90%          16.66%            100%          $.013890
10/03/96   10/11/96         77.44%           5.90%          16.66%            100%          $.010116

In addition, the Fund paid a long-term capital gain distribution of $.244739 per share to shareholders of record on December 14, 1995.

Please retain this information for your records.




PORTFOLIO INFORMATION (unaudited)



Worldwide
Investments as of 11/30/96


Ten Largest Holdings                        Percent of
(Equity Investments)                        Net Assets

Telefonica de Espana S.A.                       3.1%
Australian Gas & Light Co., Ltd.                2.9
Generale des Eaux S.A.                          2.9
The Coastal Corp.                               2.9
Iberdrola I S.A.                                2.4
Questar Corp.                                   2.4
Telecom Italia Mobile S.p.A.                    2.4
Societa Finanziara Telefonica S.p.A. (STET)     2.3
Telecom Italia S.p.A.                           2.3
Empresa Nacional de Electricidad, S.A. (ADR)    2.3


Addition (Equity Investments)

Deutsche Telekom AG


Deletions (Equity Investments)

CESC Ltd. (GDR)
Enersis S.A. (ADR)
Telefonica de Espana S.A. (ADR)



OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863